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                                                                   EXHIBIT 23.3

                                    CONSENT


        We hereby consent to the references to our Firm under the caption "Experts" in this Amendment No. 2 to Registration Statement on Form S-2 of LifeCell Corporation.





                                                Arnold, White & Durkee



Houston, Texas
November 17, 1997